UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2010

PS BUSINESS PARKS, INC.
(Exact Name of Registrant as Specified in its Charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address or Principal Executive Offices)	(Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 25, 2010, PS Business Parks, Inc. (the “Company”) filed a Current Report on Form 8-K under Item 5.02 reporting that the Board of Directors had elected Sara Grootwassink Lewis as a new director of the Company. At the time of that filing, Ms. Lewis had not been appointed to any committees of the Board of Directors. The Company is filing this Form 8-K/A to report that on May 3, 2010, the Board of Directors appointed Sara Grootwassink Lewis to serve on the Audit Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 5, 2010

PS BUSINESS PARKS, INC.

By: /s/ Stephanie G. Heim_
Stephanie G. Heim
Vice President